SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(c)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☒ Soliciting Material Pursuant to §240.14a-12

Anacomp, Inc.

(Name of Registrant as Specified In Its Charter)

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Information Regarding Participants and Additional Information

Information regarding persons who may be deemed to be participants in the solicitation of proxies on behalf of Anacomp in connection with the 2004 Annual Meeting of Stockholders has been filed by Anacomp with the Securities and Exchange Commission on Schedule 14A.

Investors are urged to read Anacomp’s Proxy Statement and additional solicitation materials when they become available and other relevant documents filed with the SEC by Anacomp because they will contain important information.

Investors will be able to obtain the documents free of charge at the SEC’s website (www.sec.gov).  In addition, documents filed with the SEC by Anacomp will be available free of charge by contacting Anacomp, Inc., 15378 Avenue of Science, San Diego, California, 92128, (858) 716-3400.

The Anacomp Story…

Phil Smoot — Chairman of the Board

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What does Anacomp do?

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2 Disciplines

•                              Provide Information and Data Outsourcing (Document Management)

•                              Perform Maintenance, Service & Support

(MVS and Professional Services)

People

Technology

Infrastructure

[LOGO]

Document Management

•                              Information Outsourcing

•  Collect →  Archive →  Retrieve

•                  Microfiche (Film or COM)

•                  CD-R

•                  On-line (Web): docHarbor

•  Why?

•                  Cost Effective, Reliable & Secure

•                  Compliant Solution

•                  Local/State/Federal

•                  HIPAA, SEC, Sarbanes-Oxley, Gramm-Leach

•                  Post 9/11 –  Business Continuity

— Disaster Recovery

How about some examples?

•                              Typical business Applications…

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Investment Services	Telecom and Utilities	Insurance Companies	Retail and Manufacturing	Medical Services

• Investor Content Delivery • E-Mail Archive • Confirmations • Brokers and Correspondent Communication • Statements • New Account Applications • Stock Certificates	• Customer Service • Billing Consolidation • Service Agreements • Invoices • Statements • Contracts • Reports	• Customer Service • Agency Relationship Management • Policy Warehouse • Cancellations • Reinstatements • Explanation of Benefits • Prospectuses	• Shipping and Logistics Forms • Accounting Reports • Manifests • Invoices • Statements • Payroll • Dealer or Vendor Self-Service	• Claims • Patient Forms • Accounting Reports • Invoices • Provider Self-Service • Reports

Comply with Legal Storage Requirements

• SEC • Sarbanes-Oxley • Gramm-Leach-Bliley	• FCC • Sarbanes-Oxley	• SEC • HIPAA • Sarbanes-Oxley	• Sarbanes-Oxley	• HIPAA • Sarbanes-Oxley

Professional Services

•                              Multi-Vendor Service and Support

•                       Commercial Businesses - COM

•                  Outsource

•                  In-house

•                       Global Manufacturing Businesses

•                  Want to Develop, Manufacture and Sell

•                  Don’t Want Warranty

•                  Maintenance Support

•                  Repair (Onsite Break/Fix)

•                  Don’t Want Post Warranty Service & Repairs

•                  Anacomp Focus on Mission Critical Systems (24x7x2)

How about some examples?

•                              Multi-Vendor Services and Support

RAID, SANs, LANs, Routers, Converters

[GRAPHIC]

Laser Printers
Tape/Optical Libraries

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Network Services

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How we got here…

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History of Anacomp…

•                  Full of Ups and Downs

	1985	1988	1998 - 1999
					August 2000
	• Change to Anacomp Management Team (Founders exit)	• Launches the XFP2000 – the industry’s most advanced imaging platform – Vertical Integration	• FIRSTIMAGE Acquired (COM Market Share) • Anacomp launches MVS business • MORE DEBT		• Financial Crisis • New Leadership Team • Turn-around Begins

1968	1985	1988	1996	1999	2000

			1996 - 1997	1999 - 2000
• Anacomp founded by 3 Purdue professors • Anacomp becomes a public corporation	• Anacomp one of the top 3 COM vendors in the US with 35 Data Centers and 4,000 customers		• Anacomp exits Ch. 11 • With too much Debt • Data/Ware acquired by Anacomp • Digital Entrance • Take on More Debt	• Adesso Software Acquired by Anacomp • Bought back shares – $10.4m of debt. • MORE DEBT

Financial Crisis…

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August 2000 – Critical Condition

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•                  Company Snapshot

•                  $310M in Bond Debt

•                  $32M interest payment defaulted

•                  $74M Bank Revolver

•                  $7M/Mo. Cash Burn

Financial Crisis

•                  Cash Flow

Cash & Revolver Availability

[CHART]

Financial Crisis

•                  Restructured Subordinated Debt (100%)

•                  $310M →  Equity

•                  Equity → 7 year Warrants

•                  Restructured Revolver

•                  New Covenants

•                  Same Bank Group

•                  Consensual Exchange

•                  SEC (200 comments → 2 yrs & Several Million $)

•                  Pre-pack (San Diego Federal Court)

•                  Oct. 19th – Dec. 31st 2001 (49 days)

•                  All First Day Motions Approved

Financial Crisis

•                  Strict Cash Flow Mgmt Program

•                  Changed Management Team

•                  34 SVPs →  7 SVPs (during restructuring)

•                  Sold or Terminated

•                  Underperforming Units

•                  Non-core Businesses

•                  Businesses with large Cash Liability

•                  European Severance

•                  Lease Obligations

•                  Restructured Business

•                  11 Units →  2 in 2001; 2 Units →  1 in 2002

Financial Crisis

•                  Debt levels

•                  (Notes, Term Loans, Revolver, Preferred Stock and Accrued Interest - $M)

[CHART]

9/30/03 – Cash $18,390K Revolver $5,917K
Cash Positive

The FUTURE Anacomp…

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The Why

…While we still must overcome a declining COM (Supplies & Services) base:

•                  35 Years of Outsourcing Experience

•                  Culture of Customer Service

•                  Marvelous/Loyal Employee Base (1,324)

•                  Serve 7,000+ businesses in 70 countries

•                  Customers represent more than half (50%) of the Fortune 500 companies

•                  Business Model that Works

•                  Web Market Growing to $6 Billion by 2005

A Sample of our Customers

RBC Centura	Fisher-Price	Rexroth

Wells Fargo	Pershing	The Hartford

Chicopee Savings Bank	Pacific Exchange	Emerson

DST	BISYS	Pitney Bowes

Quaker	ADP Brokerage Services Group	Pittsburgh Post-Gazette

Health Net	Shaklee	Fiduciary Trust International

Sprint	Bristol-Myers Squibb Company	National City Banking/Financial Services

CIBC	Cingular Wireless	Greenfield Savings Bank

City of Houston	Standard & Poor’s	Tufts-New England Medical Center

Monogram Credit	RCN	PAX

Multi-Vendor Services

•                  MVS Market Growing to $5 Billion by 2005

•                  Global Approach (one of few)

•                  Expanded Services

•                  Maintenance Support

•                  Call Center

•                  Help Desk

•                  Warranty Registration and Support

•                  Remote Diagnostics

•                  Repair Services

•                  Onsite Break/Fix

•                  Depot Repair

•                  Logistics

[GRAPHIC]

A Sample of our Customers

Brocade	Hitachi	Adic

Chaparral	Crossroads	Amdahl

Compaq	Fujitsu	Tameran

nStor	Qlogic	Gadzoox

Emulex	Sony	ATL

IBM	Quantum	Eurologic

Data Distributing	Overland	StorageTek

Exabyte	San Valley	Seagate

In closing…

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Anacomp’s Financial Performance

Lin Fox – Executive VP & Chief Financial Officer

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Business Offerings Definitions

Growth     vs.     Legacy

Growth vs. Legacy Quarterly Revenue

$M

[CHART]

Growth	16.6	17.7	17.3	18.1	18.0	19.3	18.9	19.9	20.2	20.3	20.4
Legacy	59.5	56.3	50.1	46.6	42.5	41.3	37.6	36.8	32.8	32.5	29.4

Business Offerings

Growth

Growth Business Offerings

•                  MVS - Our Multi-Vendor Services offering provides a variety of services for OEM products, including installation, maintenance, call center and depot repair        25%+ growth

•                  Web - Our Web presentment “docHarbor” offering stores, delivers and accesses documents via the internet   20%+ growth

•                  CD – Our Compact Disc services outsource the creation and management of document using the CD-R medium considering moving to include with micrographics legacy in FY04

•                  Digital – Scanning & archive services flat and very small

MVS Quarterly Revenues

$M

[CHART]

	1Q01	2Q01	3Q01	4Q01	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03
MVS	5.0	5.5	5.8	6.1	6.5	6.4	6.9	7.3	8.1	8.2	9.0

MVS Competitive Analysis

•      The competition typically offers break - fix with limited on site support beyond peripherals and switches.

•      Some organizations provide Help Desk support as well as Depot Repair services, but most companies do not offer Global, single point contact/contract support....

Breadth of Services Offered
	Global Support	One Stop Shop Provider	Vendor Neutral	Over 500 Service Personnel	Depot Repair	On-Site Break/Fix	Call Center	Networks

Anacomp	Y	Y	Y	Y	Y	Y	Y	N

Kodak	Y	Y	N	Y	N	Y	N	N

IBM	Y	Y	N	Y	N	Y	Y	Y

NCR	N	Y	N	Y	N	Y	Y	N

Unisys	N	N	Y	N	N	Y	Y	Y

VARs/VADs	N	N	N	N	N	Y/N	Y/N	N

Web Quarterly Revenues

$M

[CHART]

	1Q01	2Q01	3Q01	4Q01	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03

Web	2.7	2.3	2.7	3.0	3.1	3.9	4.0	4.6	4.8	4.7	4.3

Web Competition

[LOGO]

In-House Software Providers

•      BMC Software

•      FileNet

•      IBM

•      Documentum — EMC purchased 10/15/03 for $1.7B

•      Mobius

Application Service Providers

•      Imagemax

•      Iron Mountain

•      Lason

Web Competitive Analysis

•      Strong and secure data center infrastructure with best-in-class hosting environment

•      Easy and intuitive user interface

•      Impressive uptime and performance metrics

•      Real-time reporting and monitoring for managing service level agreements

•      Proven technical environment and underlying engine

•      Excellent data stream support

•      Exposes appropriate level of administration functionality to the customer through Remote Administration

•      Data transmission service provides a mature, proven approach for data transmission; other approaches are also supported

Strengths according to Functional Assessment of Anacomp Web Presentment Services, 2003 Doculabs – independent research and consulting firm.

CD and Digital Quarterly Revenues

$M

[CHART]

	1Q01	2Q01	3Q01	4Q01	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03

CD/Dig	8.9	9.9	8.8	9.0	8.5	9.0	8.0	8.1	7.3	7.4	7.1
CD	6.9	8.1	7.3	7.3	7.2	7.4	6.6	6.7	5.8	6.2	5.6
Digital	2.0	1.8	1.5	1.7	1.3	1.6	1.4	1.4	1.5	1.2	1.5

Growth Quarterly Revenues

$M

[CHART]

	1Q01	2Q01	3Q01	4Q01	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03
Growth	16.6	17.7	17.3	18.1	18.0	19.3	18.9	19.9	20.2	20.3	20.4
MVS	5.0	5.5	5.8	6.1	6.5	6.4	6.9	7.2	8.1	8.2	9.0
Web	2.7	2.3	2.7	3.0	3.0	3.9	4.0	4.6	4.8	4.7	4.3
CD/Dig	8.9	9.9	8.8	9.0	8.5	9.0	8.0	8.1	7.3	7.4	7.1

Business Offerings

Legacy

Legacy Business Offerings

•                  Output Services – COM service bureaus that can image from the host computer directly to computer output microfilm   20%+ decline

•                  Professional Services – COM maintenance  services for micrographic equipment   20%+ decline

•                  Equipment and Supplies – Sale to end users of micrographic equipment and consumables including film   25%+ decline

Legacy Quarterly Revenues

$M

[CHART]

	1Q01	2Q01	3Q01	4Q01	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03

Legacy	59.5	56.3	50.1	46.6	42.5	41.3	37.6	36.8	32.8	32.5	29.4
Output Services	31.9	31.2	27.9	26.5	25.0	24.2	22.0	20.9	19.2	18.8	16.9
Equip & Supplies	18.8	16.3	14.1	12.5	10.6	10.9	9.5	10.0	8.1	8.4	7.3
Prof Services	8.8	8.8	8.1	7.6	6.9	6.2	6.1	5.9	5.5	5.3	5.2

Total Quarterly Revenues

$M

[CHART]

	1Q01	2Q01	3Q01	4Q01	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03

Output Services	31.9	31.2	27.9	26.5	25.0	24.2	22.0	20.9	19.2	18.8	16.9
MVS	5.0	5.5	5.8	6.1	6.5	6.4	6.9	7.2	8.1	8.2	9.0
Equip & Supplies	18.8	16.3	14.1	12.5	10.6	10.9	9.5	10.0	8.1	8.4	7.3
CD/Dig	8.9	9.9	8.8	9.0	8.5	9.0	8.0	8.1	7.3	7.4	7.1
Prof Services	8.8	8.8	8.1	7.6	6.9	6.2	6.1	5.9	5.5	5.3	5.2
Web	2.7	2.3	2.7	3.0	3.0	3.9	4.0	4.6	4.8	4.7	4.3
Total	76.1	74.0	67.4	64.7	60.5	60.6	56.5	56.7	53.0	52.8	49.8

Inflection Point of Quarterly Revenues

$M

[CHART]

	1Q01	2Q01	3Q01	4Q01	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03
Growth	16.6	17.7	17.3	18.1	18.0	19.3	18.9	19.9	20.2	20.3	20.4
Legacy	59.5	56.3	50.1	46.6	42.5	41.3	37.6	36.8	32.8	32.5	29.4
Total	76.1	74.0	67.4	64.7	60.5	60.6	56.5	56.7	53.0	52.8	49.8

Cash Performance

•      EBITDA

•      FREE CASH FLOW

•      DEBT

EBITDA by Product Offering

EBITDA by product offering cannot be measured accurately because of the consolidation of our business operating groups

•                  All product offerings have shared costs for facilities, personnel, management, ITS, corporate and other costs.

•                  Our ability to leverage the shared costs in our product offerings is a real strength and keeps us flexible in changing times

•                  Allocations of cost would be arbitrary

•                  Gross margin data includes shared costs and is highly proprietary

EBITDA and Free Cash Flow by Quarter

$M

[CHART]

	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03

EBITDA	7.4	7.2	6.3	4.9	5.1	5.2	5.1
Free Cash Flow	4.4	4.9	3.7	2.7	3.6	3.5	4
Cap Ex	1.1	1.1	1	0.6	0.8	0.7	0.5
Interest	1.4	0.6	0.8	0.8	0.6	0.4	0.2
Intl Tax (no US)	0.5	0.6	0.8	0.8	0.1	0.6	0.4

Gross Margin % Integrity

$M

[CHART]

	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03

Revenue	60.5	60.6	56.5	56.7	53.0	52.8	49.8
Direct Cost	41.3	40.5	39.0	38.6	35.6	35.6	34.4
GM	19.2	20.2	17.5	18.0	17.4	17.2	15.4
E,S,G&A	19.0	17.4	15.5	17.4	16.3	15.7	13.7
DA	7.2	4.4	4.3	4.3	4.0	3.7	3.4
EBITDA	7.4	7.2	6.3	4.9	5.1	5.2	5.1

Headcount Control

[CHART]

	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03	4Q03

Headcount	1,773	1,744	1,681	1,614	1,583	1,511	1,445	1,324
US	1,270	1,228	1,175	1,113	1,083	1,015	969	848
Intl	394	406	399	396	398	400	391	391
Central Servs	109	110	107	105	102	96	85	85

Debt Revolver Repayment Performance

$M	Repaid $49.2M in 2 Years

[CHART]

	4Q01	1Q01	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03	4Q03

Excess Payments			9.700	15.600	16.100	20.775	32.460	34.412	35.408
Scheduled Payments		2.000	4.000	6.000	9.000	10.125	11.250	12.500	13.750
Outstanding Revolver	55.075	53.075	41.375	33.475	29.975	24.175	11.365	8.163	5.917